Debt - Schedule of Current and Non Current Debt Obligations Reflected in the Condensed Consolidated Balance Sheets (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Current liabilities:
Note payable - related parties	$ 2,305	$ 0
Debt, current portion	2,305	0
Non-current liabilities:
Senior secured notes	2,081	8,900
Debt, net of current portion	2,081	8,900
Total Debt	$ 4,386	$ 8,900